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                                                                   EXHIBIT 10.26


                     THIRD AMENDMENT TO REAL ESTATE SALE AND
                               PURCHASE AGREEMENT


         THIS THIRD AMENDMENT TO REAL ESTATE SALE AND PURCHASE AGREEMENT (this "Amendment") is made as of the 24th day of June, 2002, by and between CHARLES
B. HICKS, an individual and resident of the State of Tennessee (hereinafter referred to as the "Seller"), and RONALD A. POTTS, an individual and resident of the State of Florida ("hereinafter referred to as "Purchaser").

                         W I T N E S S E T H   T H A T:
                         - - - - - - - - - -   - - - -

         WHEREAS, Purchaser and Seller are parties to that certain Real Estate Sale and Purchase Agreement dated April 16, 2002, as amended by that certain Amendment to Purchase and Sale Agreements dated April 16, 2002, and as further amended by that certain Second Amendment to Purchase and Sale Agreement dated as of April 23, 2002 (as amended, the "Agreement"), with respect to certain real property located in Blount County, Tennessee, as more particularly described in the Agreement; and

         WHEREAS, Purchaser and Sellers desire to further modify and amend the Agreement in certain respects;

         NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Purchaser and Sellers hereby agree as follows:

         1. Defined Terms. All terms used in this Amendment with an initial capital letter which are not otherwise defined herein shall have the meanings given to such terms in the Agreement.

         2. Purchase Price. From and after the date hereof, the Agreement is hereby amended by deleting Section 3 in its entirety and inserting the following in lieu thereof: "In consideration for the Property, Purchaser shall pay to Seller the sum of Six Hundred Thousand and No/100 Dollars ($600,000.00) as follows: (a) at Closing, Purchaser shall deliver to Seller a total of Eighty-Three Thousand Three Hundred Thirty-Five (83,335) shares of Oasis Group, Inc. common stock held by Purchaser, and (b) assume the existing indebtedness in the amount of Five Hundred Thousand and No/100 Dollars ($500,000.00) in favor of First National Lenoir City."

         3. Ratification. Except as expressly modified hereby, the Agreement shall remain unamended and in full force and effect and is hereby ratified and confirmed by the parties hereto.

         4. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument.



                      [SIGNATURES APPEAR ON FOLLOWING PAGE]


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        IN WITNESS WHEREOF, Purchaser and Seller have entered into this
Amendment as of the day and year first above written.


                                           PURCHASER:


                                           /s/ Ronald A. Potts           (SEAL)
                                           ------------------------------
                                           RONALD A. POTTS

Date of Execution:


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                                           SELLER:


                                           /s/ Charles B. Hicks          (SEAL)
                                           ------------------------------
                                           CHARLES B. HICKS

Date of Execution:


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